Exhibit 99(b)



                                     Report of Independent Accountants

To the Board of Directors and Shareholder of Comasec Holdings, Inc.

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of shareholder's equity and of cash flows present fairly in all material respects, the financial position of Comasec Holdings, Inc. and its subsidiary at December 31, 1996, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP
-----------------------
Price Waterhouse LLP

Costa Mesa, California
June 17, 1997

Comasec Holdings, Inc. and subsidiary

Consolidated Balance Sheet


Assets                                            Notes        December 31, 1996

Current Assets:
  Cash and cash equivalents                                    $      765,066
  Accounts receivable, net of allowance
  for doubtful accounts of $69,000                                  2,911,913
  Inventories                                     2 & 3             3,418,036
  Amounts due from affiliates                       9               2,946,910
  Deferred income taxes                           2 & 7               644,984
  Prepaid expenses and other receivables                              264,447
                                                              ----------------

          Total current assets                                     10,951,356

Property, plant and equipment, net                2 & 4             2,575,120
Intangible assets, net of accumulated
  amortization of $295,060                          2                  44,738
                                                              ----------------

                                                                 $ 13,571,214
                                                              ================

Liabilities and Shareholder's Equity

Current Liabilities:
  Accounts payable and
  accrued expenses                                  5           $   2,370,573
  Income taxes payable                            2 & 7               657,508
  Amounts due to affiliates                         9                 119,221

Noncurrent liabilities:
  Deferred income taxes                           2 & 7                48,477
                                                              ---------------

                                                                $   3,195,779
                                                              ---------------

Commitments and Contingencies                   8, 9 & 10

Shareholder's equity:
  Common Stock, Class A, no par value; 20,000
   shares authorized, 10,000 shares issued
   and outstanding                                                  1,009,018
  Common Stock, Class B, no par value; 5,000
  shares authorized, 1,250 shares issued and
   outstanding                                                         60,750
  Additional paid-in capital                                        6,540,199
  Retained earnings                                                 2,765,468
                                                              ---------------

     Total shareholder's equity                                    10,375,435
                                                              ---------------

                                                                 $ 13,571,214
                                                              ===============

     The accompanying notes are an integral part of these consolidated financial statements.


Comasec Holdings, Inc. and subsidiary

Consolidated Statement of Income


                                                            For the Year Ended
                                                 Notes       December 31, 1996

Net Sales                                                     $ 30,339,247
Cost of products sold                              2            19,834,784

          Gross Profit                                          10,504,463

Other expenses (income):
     General and administrative expenses                         3,119,505
     Selling expenses                                            4,457,632
     Other expenses                              8 & 9             326,142
     Interest income, net                          9               (53,661)
                                                             -------------

Income before provision for income taxes                         2,654,845

Provision for income taxes                       2 & 7           1,178,635
                                                             -------------

Net income                                                    $  1,476,210
                                                             =============



     The accompanying notes are an integral part of these consolidated financial statements.

Comasec Holdings, Inc. and subsidiary

Consolidated Statement of Shareholder's Equity

                                                                                                                        Total
                               Common Stock (Class A)     Common Stock (Class B)       Additional      Retained      Shareholder's
                               Shares          Amount     Shares          Amount    Paid-In Capital    Earnings         Equity

Balance at January 1, 1996     10,000       $ 1,009,018   1,250        $  60,750    $6,540,199         $ 1,289,258     $ 8,899,225
                               ------       -----------   -----        ---------    ----------         -----------     -----------
Net Income                     ------       -----------   -----        ---------    ----------           1,476,210       1,476,210
                                                                                                       -----------     -----------

Balance at December 31, 1996   10,000       $ 1,009,018   1,250        $  60,750    $6,540,199         $ 2,765,468     $10,375,435
                               ======       ===========   =====        =========    ==========         ===========     ===========


   The accompanying notes are an integral part of these consoldiated financial statements



Comasec Holdings, Inc. and subsidiary

Consolidated Statement of Cash Flows

                                                              For the year ended
                                                              December 31, 1996

Cash flows from operating activities:
  Net income                                                     $    1,476,210
  Adjustments to reconcile net income to net
   cash provided by operating activities:
     Depreciation                                    824,033
     Amortization                                     32,407
     Allowance for doubtful accounts                  34,000
     Loss on disposal of assets                        2,853
     Deferred income taxes                           254,871

Changes in operating assets and liabilities:
  Accounts receivable                                100,992
  Inventories                                        856,880
  Prepaid expenses and other receivables             137,762
  Accounts payable and accrued expenses              (63,338)
  Income taxes payable                               303,012
                                                  -----------

      Net cash provided by operating activities                      3,959,682
                                                                  --------------

Cash flows from investing activities:
      Net cash used in investing activities
       capital expenditures                                          (1,392,794)
                                                                  --------------

Cash flows from financing activities:
  Amounts due from affiliates                     (1,547,090)
  Borrowings on revolving line of credit           2,100,000
  Repayments on revolving line of credit          (2,900,000)
  Amounts due to affiliates                          109,836
                                                  -----------

       Net cash used in financing activities                         (2,237,254)
                                                                  --------------

Net increase in cash and cash equivalents                               329,634

Cash and cash equivalents at beginning of year                          435,432
                                                                  --------------

Cash and cash equivalents at end of year                          $      765,066
                                                                  ==============


 The accompanying notes are an integral part of these consolidated financial statements.

Comasec Holdings, Inc. and subsidiary Notes to the Consolidated Financial Statements

1.        Basis of presentation and description of business

          The accompanying financial statements only include the accounts of Comasec Holdings, Inc. and its wholly-owned subsidiary, Survivair, Inc. (collectively the "Company"), acquired by Pro-Tech Respirators, Inc., a wholly-owned subsidiary of Bacou USA, Inc., on May 30, 1997. All intercompany transactions have been eliminated. Prior to May 30, 1997, Comasec Holdings, Inc. was a wholly-owned subsidiary of Comasec International, S.A.

          Also prior to May 30, 1997, Comasec Holdings, Inc. had two other wholly-owned subsidiaries which were not acquired by Pro-Tech Respirators, Inc. Accordingly, accounts related to interests in such subsidiaries have not been included in the accompanying financial statements.

          The Company is a manufacturer of self contained breathing apparatus, air purifying respirators, replacement cartridges and gas detection equipment, with customers primarily in the United States of America.

2.        Summary of significant accounting policies

          USE OF  ESTIMATES  IN THE  PREPARATION  OF  FINANCIAL  STATEMENTS
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

          CASH AND CASH  EQUIVALENT
          For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with an original maturity of less than three months to be cash equivalents.

          CONCENTRATION OF CREDIT RISK
          The Company is subject to a concentration of credit risk consisting of its trade accounts receivables. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company evaluates potential losses for uncollectible accounts and such losses have historically been immaterial and within management's expectations.

          INVENTORIES
          Inventories represent direct labor, materials and overhead costs incurred for products not yet delivered and are recorded at the lower of cost or market, cost being determined on a first-in, first-out
          (FIFO) basis.

          PROPERTY, PLANT AND EQUIPMENT
          Property, plant and equipment are stated at cost. Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets, typically ranging from three to nine years. Expenditures for maintenance, repairs and minor renewals are charged directly to expense as incurred. When property and equipment are sold or otherwise disposed of, the related cost and accumulated depreciation are removed from the accounts and the resulting gains or losses are reported in the results of operations.

          INTANGIBLE ASSETS
          Intangible assets include the cost in excess of the fair value of assets purchased and patents. Intangible assets are amortized on a straight-line basis over their estimated useful lives, ranging from eleven to twenty years.

          REVENUE RECOGNITION
          Revenues are recognized when products are shipped.

          RESEARCH AND DEVELOPMENT COSTS
          Cost of products sold includes research and development costs of $1,540,261.

          FAIR VALUE OF FINANCIAL INSTRUMENTS
          The Company values financial instruments as required by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Values of Financial Instruments" (SFAS 107). The carrying amounts of cash and cash equivalents, accounts and other receivables, accounts payable, accrued expenses and debt approximate fair value. For certain balances due to or from related parties a reasonable estimate of fair value could not be made without incurring excessive costs. Accordingly, all balances due to or from related parties are carried at their original cost.

          INCOME TAXES
          The Company accounts for income taxes in accordance with the provision of Statement of Financial Accounting Standards No. 109 (SFAS 109). Under the liability method specified by SFAS 109, the deferred tax assets and liabilities are measured each year based on the difference between the financial statement and tax basis of assets and liabilities at the applicable enacted tax rates. The deferred tax provision is the result of changes in the deferred tax assets and liabilities.

          At December 31, 1996, the Company was a member of a group that filed consolidated Federal income tax returns. Current and deferred income taxes of the Company have been allocated as if the Company were a separate taxpayer.

          Subsequent to December 31, 1996, the IRS completed its examination of the consolidated Federal income tax returns of Comasec Holdings, Inc. for the years ended December 31, 1991 through 1995. The ultimate resolution of such examination did not have a material adverse impact on the Company's financial condition or results of operations.

          STATEMENT OF CASH FLOWS
          Supplemental disclosures of cash flow information:

          Cash paid during the year for:

               Income taxes                    $   773,394
               Interest                             23,811

3.         Inventories

           Inventories comprised the following at December 31, 1996:

                Raw materials                     $  2,260,245
                Work-in-process                        538,849
                Finished goods                       1,033,507
                                                   -----------

                                                     3,832,601

                Less reserves                        (414, 565)
                                                   ------------

                                                  $  3,418,036
                                                  ============

4.        Property, plant and equipment, net

          Property, plant and equipment comprised the following at December 31, 1996:

                Leasehold improvements            $  1,141,392
                Equipment                            7,690,542
                Furniture, fixtures and
                 office equipment                    1,761,300
                                                   -----------
                                                    10,593,234

                Less accumulated depreciation
                  and amortization
                                                    (8,254,576)
                                                   -----------

                                                     2,338,658

                Construction-in-process                236,462
                                                   -----------

                                                  $  2,575,120
                                                   ===========

5.        Accounts payable and accrued expenses

          Accounts payable and accrued expenses comprised the following at December 31, 1996:

               Trade accounts payable             $    777,400
               Vacation accrual                        235,171
               Pension plan contributions              235,041
               Warranty costs                          222,306
               Product liability costs                 250,000
               Other                                   650,655
                                                   -----------
                                                  $ 2,370, 573
                                                   ===========

6.        Note payable

          At December 31, 1996,  Survivair,  Inc. had a credit  agreement with a bank, effective May 13, 1991, which provided for a $5,000,000 revolving line of credit with an expiration date of June 14, 1999. This revolving line of credit accrued interest on each borrowing at the Adjusted Eurodollar Rate, as specified in the credit agreement, plus 1.375% or the prime rate as specified in the credit agreement, at the option of Survivair, Inc. The credit agreement was collateralized by all the assets of Survivair, Inc. Under the provisions of the credit agreement, Survivair, Inc. had to comply with certain restrictive covenants, including maintenance of certain financial ratios.

          No amounts were outstanding under this agreement at December 31, 1996. Subsequent to December 31, 1996, this agreement was terminated.

7.        Income taxes

          The income tax provision comprises the following for the year ended December 31, 1996:

               Current:
                   Federal                        $    739,762
                   State                               184,002
                                                     ---------
                                                       923,764
                                                     ---------
               Deferred:
                   Federal                             158,697
                   State                                96,174
                                                     ---------

                                                       254,871
                                                     ---------

                                                  $  1,178,635
                                                    ==========

          The provision for income taxes for the year ended December 31, 1996 differs from the amount computed by applying the Federal income tax rate to income before provision for income taxes as follows:

             Expected taxes at Federal statutory rate       34%
             State income taxes, net of Federal benefit      7%
             Other                                           3%
                                                       ---------
                                                            44%
                                                       =========

          The primary components of deferred income tax assets and liabilities in the accompanying consolidated balance sheet at December 31, 1996 are as follows:

             Deferred income tax assets (liabilities):

               Allowance for doubtful accounts    $     27,807
               Inventory                               220,683
               Accrued expenses                        396,494
                                                      --------
                                                       644,984

                  Depreciation                         (48,477)

                                                  $    596,507
                                                     =========

8.        Commitments

          The Company leases its manufacturing and office facilities and vehicles under noncancellable operating leases with expiration dates through February 2005.

          Future minimum lease payments under noncancellable operating leases are as follows:

                 Year ending December 31,

                           1997                   $    302,711
                           1998                        436,946
                           1999                        410,412
                           2000                        447,898
                           2001                        447,898
                        Thereafter                   1,444,470
                                                   -----------
                                                  $  3,490,335
                                                   ===========

          For the year ended December 31, 1996 the Company incurred rent expense of $597,549.

          During 1996, the Company made a $150,000 payment to a supplier to cancel a purchase commitment. Such amount is included in other expenses in the accompanying Consolidated Statement of Income.

9.        Amounts due from (to) affiliates and related party transactions

          Amounts due from (to) affiliates comprised the following at December 31, 1996:

            Comasec Safety                        $  938,810
            Interspiro AB                            907,310
            Interspiro Inc.                          599,980
            Officer                                  351,365
            Comasec International, S.A.               91,053
            Interspiro Ltd.                           51,815
            Comasec S.A.                               4,994
            Fenzy, S.A.                                1,583
                                                   ---------
               Total amounts due from affiliates   2,946,910

               Comasec International, S.A.          (119,221)
                                                  ----------

             Net amounts due from (to) affiliates $ 2,827,689
                                                   ===========

          Amounts due from (to) affiliates primarily comprise balances relating to various purchases, sales and loans between the Company and affiliates.

          During 1996 the Company sold inventory to related party entities totaling $646,272 and purchased inventory from Fenzy, S.A. totaling $58,402. Additionally, the Company earned interest income of $74,971 during 1996 on loans to affiliates.

          Comasec International, S.A. (CISA) provided management services to the Company for a fee. The management fee amounts have been included as a component of other expenses in the accompanying Consolidated Statement of Income and totalled $74,319 for the year ended December 31, 1996.

          At December 31, 1996, Survivair, Inc. had guaranteed $1,000,000 of borrowings available to a related party. Subsequent to December 31, 1996, the guarantee was terminated. No losses were incurred as a result of such guarantee.

10.       Contingencies

          The Company is a defendant in legal actions arising during the normal course of business. The litigation process is inherently uncertain and it is possible that the resolution of these disputes and lawsuits may adversely effect the Company. The Company maintains related insurance coverage and has accrued $250,000 for estimated costs of resolving such matters which is included in accounts payable and accrued expenses in the accompanying consolidated balance sheet. Management believes that the ultimate resolution of such matters will not have a material adverse impact on the Company's financial position, results of operations or cash flows.

11.       Employee benefit plans

          During 1996 the Company maintained a 401(k) savings and defined contribution pension plan covering substantially all employees of the Company who have attained the age of 21 and have at least one year of service with the Company. The Company contributed $435,136 for 1996, including discretionary contributions of $250,000, to this pension plan.